                                                                  EXHIBIT (A)(2)

                             Letter of Transmittal
                       To Tender Shares of Common Stock

                                      of

                              AG Associates, Inc.

           Pursuant to the Offer to Purchase dated January 22, 1999

                                      by

                          MIG Acquisition Corporation

                         a wholly owned subsidiary of

                         STEAG Electronic Systems GmbH

       THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 19, 1999,
                         UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                               BANKBOSTON, N.A.

                                       By Overnight, Certified or
      By First Class Mail:               Express Mail Delivery:                         By Hand:

        BankBoston, N.A.                    BankBoston, N.A.           Securities Transfer & Reporting Services Inc.
    Corporate Reorganization            Corporate Reorganization                c/o Boston EquiServe L.P.
          P.O. Box 9573                   40 Campanelli Drive                  100 William Street, Galleria
Boston, Massachusetts 02205-8686     Braintree, Massachusetts 02184              New York, New York 10038


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OR TRANSMITTAL IS COMPLETED.

----------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s)
     (if space below is blank, please fill in
  exactly as name(s) appear(s) on Certificate(s))
                                                                     Share Certificate(s) and Share(s) Tendered
                                                                       (Attach additional list, if necessary)
----------------------------------------------------------------------------------------------------------------------------
                                                                            Number of Shares
                                                 Share Certificate            Evidenced by         Number of Shares
                                                    Number(s)*            Share Certificate(s)*        Tendered**
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
                                                 Total Shares
----------------------------------------------------------------------------------------------------------------------------
 *   Need not be completed by shareholders delivering Shares by book-entry transfer.
 **  Unless otherwise indicated, it will be assumed that all Shares represented by each Share Certificate (as defined below)
     delivered to the Depositary are being tendered hereby. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------------

  This Letter of Transmittal is to be completed by shareholders of AG Associates, Inc., a California corporation (the "Company"), either if (i) certificates ("Share Certificates") evidencing Shares (as defined below) are to be forwarded herewith or (ii) unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined and pursuant to the book-entry transfer procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as defined below)). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Proration in Certain Circumstances; Expiration Date" of the Offer to Purchase) and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  If delivered by Book-Entry Transfer, check box: [_]

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to MIG Acquisition Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of STEAG Electronic Systems GmbH, a corporation organized under the laws of the Federal Republic of Germany ("Parent"), shares of common stock, without par value (the "Shares"), of AG Associates, Inc., a California corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares, at a purchase price of $5.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 22, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto or hereto, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer. Parent is a wholly owned subsidiary of STEAG Aktiengesellschaft, a corporation organized under the laws of the Federal Republic of Germany.

  Subject to and effective upon acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares or other securities) and rights declared, paid or distributed in respect of such Shares on or after January 18, 1999 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints designees of Purchaser, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and any Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights of a record and beneficial owner with respect to such Shares, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all

Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return any Share Certificates evidencing any Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and any Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 8.

Number of Shares represented by lost, destroyed or stolen certificates: _______

    SPECIAL PAYMENT INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)                         (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if the                                  To be completed ONLY if the
 check for the purchase price of Shares                    check for the purchase price of Shares
 purchased or the Share Certificates                       purchased or the Share Certificates
 evidencing Shares not tendered or not                     evidencing Shares not tendered or not
 purchased are to be issued in the                         purchased are to be mailed to someone
 name of someone other than the                            other than the undersigned, or to the
 undersigned, or if Shares tendered                        undersigned at an address other than
 hereby and delivered by book-entry                        that shown under "Description of
 transfer which are not purchased are                      Shares Tendered."
 to be returned by credit to an
 account at the Book-Entry Transfer
 Facility other than that designated
 above.

                                                           Mail: [_] check
                                                                 [_] share certificate(s) to:

 Issue: [_] check
        [_] share certificate(s) to:                       Name: ____________________________________________
                                                               (Please Print: First, Middle and Last Name)

 Name: ____________________________________________        Address: _________________________________________
  (Please Print: First, Middle and Last Name)

 Address: _________________________________________        __________________________________________________
                                                                               (Zip Code)

 __________________________________________________        __________________________________________________
                   (Zip Code)                               Taxpayer Identification or Social Security Number
                                                             (Substitute Form W-9 must also be completed by
 __________________________________________________                         person named above.)
 Taxpayer Identification or Social Security Number
 (Substitute Form W-9 must also be completed by
               person named above.)

 [_] Credit Shares delivered by
     book-entry transfer and not
     purchased to the Book-Entry
     Transfer Facility account.

 Account Number: __________________________________

                                  IMPORTANT

                            SHAREHOLDERS SIGN HERE
            (Please Also Complete Substitute Form W-9 on Page 11)

                    ________________________________________

                    ________________________________________
                         Signature(s) of Shareholder(s)

 Dated:_________________, 1999

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): ___________________________________________________________________
                                 (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________

 ____________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone No.: _______________________________________________

 Taxpayer Identification or Social Security No.: ____________________________
                      (See Substitute Form W-9 on page 11)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
       FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                 (Please Print)

 Title: _____________________________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone No.: _______________________________________________

 Date: ______________________________________________________________________

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-5 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless
(i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby and such holder(s) has
(have) not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" herein or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person or persons other than the person signing this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing Shares not tendered or purchased are to be issued or returned to, a person other than the registered holder(s), then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificates, with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as described above. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in Section 3 of the Offer to Purchase) in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market ("NASDAQ") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE

DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile thereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) for the remainder of the Shares that were represented by the Share Certificates delivered to the Depositary will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates for such Shares without alteration, enlargement or any other change whatsoever.

  If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment of the purchase price is to be made to, or Share Certificates for Shares not tendered or not purchased are to be issued in the name of or returned in the name of, any person other than the registered holder(s), in which case the Share Certificate(s) for the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority to act in such capacity must be submitted.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) for Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates for the Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or any Share Certificate(s) for Shares not tendered or not purchased are to be issued or returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate(s) are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" herein, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to the Depositary's account at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered.

  8. Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

  9. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                           IMPORTANT TAX INFORMATION

  Under the Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of Federal income tax. If such shareholder is an individual, the TIN is such shareholder's social security number. The holder of Shares must also state that (i) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the holder of Shares may be subject to penalties imposed by the IRS and payments made to such holder may be subject to backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such an exemption.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                      WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                         PAYER'S NAME: BANKBOSTON, N.A.
--------------------------------------------------------------------------------


 SUBSTITUTE             Part 1--Taxpayer Identification Number--For all
 Form W-9                     accounts, enter your taxpayer identification
 Department of                number below. (For most individuals, this is
 the Treasury                 your social security number. If you do not
 Internal                     have a number, see Obtaining a Number in the
 Revenue                      enclosed Guidelines.) Certify by signing and
 Service                      dating below. Note: If the account is in more
                              than one name, see the chart in the enclosed
                              Guidelines to determine which number to give the payer.

 Payer's Request for
 Taxpayer Identification
 Number (TIN)
                               --------------------------------------
                               Social Security Number

                               OR

                               --------------------------------------
                               Employer Identification Number
                               (If awaiting TIN write "Applied For")

                       --------------------------------------------------------

                        Part 2--For Payees Exempt From Backup Withholding,
                              see the enclosed Guidelines and complete as instructed therein.

--------------------------------------------------------------------------------

 Certifications--Under penalties of perjury, I certify that:

  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 Certificate Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

--------------------------------------------------------------------------------
 SIGNATURE _____________________________________ DATE ____________________, 1999
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING
           (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (ii) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me pursuant to the Offer may be withheld until I provide a number.

 _______________________________________________         _____________________
                    Signature                                    Date
--------------------------------------------------------------------------------

  Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal, certificates evidencing Shares and any other required documents should be sent or delivered by each shareholder or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:

                               BANKBOSTON, N.A.

            By First Class Mail:        By Overnight, Certified or Express Mail Delivery:
              BankBoston, N.A.                          BankBoston, N.A.
          Corporate Reorganization                  Corporate Reorganization
                P.O. Box 9573                          40 Campanelli Drive
      Boston, Massachusetts 02205-8686           Braintree, Massachusetts 02184

                                   By Hand:

                 Securities Transfer & Reporting Services Inc.
                           c/o Boston EquiServe L.P.
                         100 William Street, Galleria
                           New York, New York 10038

    By Facsimile for Eligible Institutions Only: Confirmation of Facsimile by Telephone:
 (781) 794-6352                                              (781) 794-6380

  Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road
                       Carlstadt, New Jersey 07072-2586

                     Banks and Brokers call (800) 346-7885
                   All others call toll free (888) 206-3388

1404-LT-99